[LOGO: M F S(SM)                                                 ANNUAL REPORT
 INVESTMENT MANAGEMENT                                          FOR YEAR ENDED
  We invented the mutual fund(SM)]                             AUGUST 31, 1996


MFS(R) CASH RESERVE FUND

[Graphic Omitted: U.S. Treasury Building]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Fund Facts ................................................................. 2
Fund Manager's Overview .................................................... 3
Fund Manager's Profile ..................................................... 4
Portfolio Concentration .................................................... 4
Portfolio of Investments ................................................... 5
Financial Statements ....................................................... 6
Notes to Financial Statements ..............................................12
Independent Auditor Report .................................................16
Trustees and Officers ......................................................17


HIGHLIGHTS
* AS A RESULT OF A DECLINE IN SHORT-TERM INTEREST RATES DURING THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR, THE ANNUALIZED COMPOUNDED YIELD ON AN INVESTMENT IN CLASS A SHARES OF THE FUND FOR THE SEVEN-DAY PERIOD ENDED AUGUST 31, 1996 DECREASED FROM 5.1% TO 4.7%, WHILE THE ANNUALIZED COMPOUNDED YIELD ON CLASS B SHARES FELL FROM 3.9% TO 3.6%. (A PORTION OF THE MANAGEMENT FEE IS WAIVED BY THE INVESTMENT ADVISER. WITHOUT THIS WAIVER, WHICH MAY BE RESCINDED AT ANY TIME, YIELDS FOR CLASS A AND CLASS B SHARES WOULD HAVE BEEN 4.6% AND 3.5%, RESPECTIVELY.)

* AT THE BEGINNING OF THE FUND'S FISCAL YEAR, OUR AVERAGE MATURITIES WERE LENGTHENED TO DEFEND AGAINST SLUMPING YIELDS. HOWEVER, AS YIELDS BEGAN TO RISE, WE SHORTENED MATURITIES TO TAKE ADVANTAGE OF HIGHER YIELDS.

* BECAUSE OF THE NARROW YIELD SPREADS BETWEEN GOVERNMENT AGENCY OBLIGATIONS AND COMMERCIAL PAPER, APPROXIMATELY 30% OF THE FUND'S NET ASSETS ARE INVESTED IN COMMERCIAL PAPER, WITH THE BALANCE INVESTED IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. TREASURY OR GOVERNMENT AGENCIES OR INSTRUMENTALITIES.

LETTER FROM THE CHAIRMAN

---------------------------     Dear Shareholders:
                                With over half of 1996 behind us, the U.S.
                                economy appears to have settled into a pattern
[Photo of A. Keith Brodkin]     of moderate growth and inflation -- two factors
                                that we think can be important contributors to a
                                favorable long-term investment climate. During
---------------------------     the first quarter of 1996, real (inflation-
adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has surpassed our expectations so far this year, and we now expect growth for all of 1996 could exceed 2.5%. Although the individual consumer appears to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the automobile and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. However, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations.

  In the bond market, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of economic growth and, particularly, of higher inflation continue, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, the bond market was trading in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

  Finally, you may notice, this shareholders' report incorporates a number of changes which we hope you will find informative and useful. Following the Fund Manager's Overview, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the investments that meet its criteria. Near the back of the report telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

September 17, 1996



  FUND FACTS
  STRATEGY:                       THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK
                                  AS HIGH A LEVEL OF CURRENT INCOME AS IS
                                  CONSIDERED CONSISTENT WITH THE PRESERVATION
                                  OF CAPITAL AND LIQUIDITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          DECEMBER 29, 1986

  SIZE:                           $295.7 MILLION AS OF AUGUST 31, 1996

FUND MANAGER'S OVERVIEW

-------------------------------   Dear Shareholders:
                                  Short-term interest rates declined modestly
                                  during the first six months of the Fund's
[Photo of] Geoffrey L. Kurinsky   fiscal year, then rebounded over the next
                                  six months. As a result, the annualized
                                  compounded yield on an investment in Class A
-------------------------------   shares of the Fund for the seven-day period
ended August 31, 1996 decreased from 5.1% to 4.7%, while the annualized compounded yield on Class B shares fell from 3.9% to 3.6%.

  During the past 12 months, the Federal Reserve Board voted to ease monetary policy by lowering the federal funds' rate (the interest rate charged by banks to other banks in need of overnight loans) twice. The Fed lowered the rate by 25 basis points (0.25%) on December 19, 1995 and by the same amount on January 31, 1996. As a result, yields on 90-day U.S. Treasury bills and commercial paper fell approximately 65 basis points (0.65%) by February 1996. Since then, with signs of a strengthening economy, rates have backed up approximately 30 basis points (0.30%) as of the end of August. Furthermore, with the economy's signs of acceleration, we believe short-term interest rates could experience additional moderate increases over the next few months.

  At the beginning of the Fund's fiscal year, our average maturities were lengthened to defend against slumping yields. However, as yields began to inch higher due to evidence of economic strength, we shortened maturities to take advantage of higher yields. The average maturity of the Fund was 50 days on August 31, 1996, versus 41 days on August 31, 1995.

  The portfolio continues to hold only the highest-quality corporate, bank, and government securities in an effort to provide investors the maximum possible security against credit risk. Because of the very narrow yield spreads between government agency obligations and commercial paper, approximately 30% of the Fund's net assets were invested in commercial paper as of August 31, 1996, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. Investments in the Fund are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value. We believe this emphasis on quality should allow the Fund to continue to help investors obtain current income while seeking to preserve capital and liquidity.

Respectfully,

/s/ Geoffrey L. Kurinsky
    Geoffrey L. Kurinsky
    Fund Manager

   FUND MANAGER'S PROFILE
   GEOFFREY KURINSKY BEGAN HIS CAREER AT MFS IN 1987 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND BOSTON UNIVERSITY'S GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. HE HAS MANAGED MFS CASH RESERVE FUND SINCE 1987.



PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1996

   LARGEST SECTORS

          Commercial Paper ...............................     30%
          U.S. Gov't and Agency Obligations ..............     45%
          Other Assets ...................................    1.3%
          Repurchase Agreements ..........................   23.7%



   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

PORTFOLIO OF INVESTMENTS - August 31, 1996
Commercial Paper - 30.0%
-----------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
-----------------------------------------------------------------------------
  Disney (Walt) Co., due 12/20/96                   $ 6,000    $  5,903,567
  du Pont (E.I.) de Nemours & Co., due
    9/24/96                                           9,500       9,468,257
  Duke Power Co., due 9/12/96                         5,200       5,191,642
  Ford Motor Credit Corp., due 2/19/97                5,700       5,555,149
  General Motors Acceptance Corp., due
    9/03/96                                           5,100       5,098,484
  Hewlett Packard Co., due 9/23/96                    5,000       4,983,714
  Knight Ridder, Inc., due 10/28/96                   5,000       4,958,200
  PepsiCo, due 9/04/96                                8,000       7,996,520
  Raytheon Co., due 9/13/96                           7,400       7,386,976
  Sara Lee Corp., due 9/26/96                         5,000       4,981,389
  Toys "R" Us, Inc., due 9/27/96                      8,000       7,969,551
  Transamerica Corp., due 9/19/96                     7,000       6,981,520
  Warner-Lambert Co., due 11/07/96                    8,200       8,119,574
  Weyerhaeuser Co., due 9/03/96                       4,000       3,998,807
-----------------------------------------------------------------------------
Total Commercial Paper                                         $ 88,593,350
-----------------------------------------------------------------------------
U.S. Government and Agency Obligations - 45.0%
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 10/23/96
    - 2/13/97                                       $40,645    $ 40,097,474
  Federal Home Loan Mortgage Corp.,
    due 9/03/96 - 11/06/96                           33,950      33,809,430
  Federal National Mortgage Assn.,
    due 9/06/96 - 1/09/97                            50,200      49,764,708
  Student Loan Marketing Assn.,
    due 9/25/96                                       9,400       9,366,975
-----------------------------------------------------------------------------
Total U.S. Government and Agency Obligations                   $133,038,587
-----------------------------------------------------------------------------
Repurchase Agreement - 23.7%
-----------------------------------------------------------------------------
  Goldman Sachs, dated 8/31/96, due
    9/03/96, total to be received
    $70,041,067 (secured by various
    U.S. Treasury and federal agency
    obligations in a jointly traded
    account), at Amortized Cost                     $70,000    $ 70,000,000
-----------------------------------------------------------------------------
Total Investments, at Amortized Cost                           $291,631,937
Other Assets, Less Liabilities - 1.3%                             4,074,703
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $295,706,640
-----------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
August 31, 1996
--------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $291,631,937
  Cash                                                                   222,066
  Receivable for Fund shares sold                                      4,436,450
  Interest receivable                                                     20,533
  Other assets                                                             1,841
                                                                    ------------
    Total assets                                                    $296,312,827
                                                                    ------------
Liabilities:
  Distributions payable                                             $     23,879
  Payable for Fund shares reacquired                                     378,431
  Payable to affiliates -
    Management fee                                                         6,526
    Shareholder servicing agent fee                                        3,043
    Distribution fee                                                     131,745
  Accrued expenses and other liabilities                                  62,563
                                                                    ------------
      Total liabilities                                             $    606,187
                                                                    ------------
Net assets (represented by paid-in capital)                         $295,706,640
                                                                    ============
Shares of beneficial interest outstanding                            295,706,640
                                                                    ============
Class A shares:
  Net asset value, redemption price and offering price per share
    (net assets of $37,872,178 / 37,872,178 shares of beneficial
    interest outstanding)                                             $1.00
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $251,192,440 / 251,192,440 shares of beneficial
    interest outstanding)                                             $1.00
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $6,642,022 / 6,642,022 shares of beneficial
    interest outstanding)                                             $1.00
                                                                      =====
A contingent deferred sales charge may be imposed on redemptions of Class B and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended August 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest                                                        $11,858,321
                                                                  -----------
  Expenses -
    Management fee                                                $ 1,191,151
    Trustees' compensation                                             35,588
    Shareholder servicing agent fee (Class A)                          31,034
    Shareholder servicing agent fee (Class B)                         427,970
    Shareholder servicing agent fee (Class C)                           2,283
    Distribution and service fee (Class B)                          1,945,319
    Distribution and service fee (Class C)                             15,180
    Custodian fee                                                      93,779
    Postage                                                            74,434
    Auditing fees                                                      16,825
    Printing                                                           15,585
    Legal fees                                                          5,169
    Miscellaneous                                                     285,043
                                                                  -----------
      Total expenses                                              $ 4,139,360
    Reduction of expenses by investment adviser                      (215,813)
    Fees paid indirectly                                              (22,612)
                                                                  -----------
      Net expenses                                                $ 3,900,935
                                                                  -----------
        Net investment income                                     $ 7,957,386
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended August 31,                                     1996           1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                         $    7,957,386   $  7,668,804
                                                --------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)          $     (952,277)  $   (234,719)
  From net investment income (Class B)              (6,950,327)    (7,434,085)
  From net investment income (Class C)                 (54,782)       --
                                                --------------   ------------
      Total distributions declared to
        shareholders                            $   (7,957,386)  $ (7,668,804)
                                                --------------   ------------
Fund share (principal) transactions at net
  asset value of $1.00 per share -
  Net proceeds from sale of shares              $1,510,970,601   $836,765,789
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                                 6,339,137      6,352,846
  Cost of shares reacquired                     (1,398,974,685)  (881,538,348)
                                                --------------   ------------
    Total increase (decrease) in net assets     $  118,335,053   $(38,419,713)
Net assets:
  At beginning of period                           177,371,587    215,791,300
                                                --------------   ------------
  At end of period                              $  295,706,640   $177,371,587
                                                ==============   ============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Nine
                                                                        Year Ended August 31,     Months Ended       Year Ended
                                                                        ---------------------       August 31,     November 30,
                                                                          1996           1995             1994             1993*
--------------------------------------------------------------------------------------------------------------------------------
                                                                        Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 1.00         $ 1.00           $ 1.00           $ 1.00
                                                                        ------         ------           ------           ------
Net investment income(S)                                                $ 0.04         $ 0.05           $ 0.02           $ 0.01
Less distributions declared to shareholders from net investment income   (0.04)         (0.05)           (0.02)           (0.01)
                                                                        ------         ------           ------           ------
Net asset value - end of period                                         $ 1.00         $ 1.00           $ 1.00           $ 1.00
                                                                        ======         ======           ======           ======
Total return                                                             4.75%          4.91%            2.89%+           2.28%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             0.84%          0.90%            0.86%+           0.92%+
  Net investment income                                                  4.62%          4.94%            3.11%+           2.26%+
Net assets at
 end of
 period (000
 omitted)                                                              $37,872        $10,852           $2,156           $   49
  + Annualized.
  * For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income                                               $ 0.04         $ 0.05           $ 0.02           $ 0.01
    Ratios (to average net assets):
      Expenses                                                           0.94%          1.00%            0.96%+           1.02%+
      Net investment income                                              4.52%          4.84%            3.01%+           2.16%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Nine
                                                        Year Ended August 31,         Months Ended   Year Ended November 30,
                                                        -----------------------         August 31,   ---------------------------
                                                          1996             1995               1994           1993           1992
--------------------------------------------------------------------------------------------------------------------------------
                                                        Class B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period
                                                        $ 1.00           $ 1.00             $ 1.00         $ 1.00         $ 1.00
                                                        ------           ------             ------         ------         ------
Net investment income(S)                                $ 0.04           $ 0.04             $ 0.01         $ 0.01         $ 0.02
Less distributions declared to shareholders
 from net investment income                              (0.04)           (0.04)             (0.01)         (0.01)         (0.02)
                                                        ------           ------             ------         ------         ------
Net asset value - end of period                         $ 1.00           $ 1.00             $ 1.00         $ 1.00         $ 1.00
                                                        ======           ======             ======         ======         ======
Total return                                             3.64%            3.81%              1.79%+         1.16%          1.79%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.92%            1.93%              1.94%+         2.00%          2.22%
  Net investment income                                  3.58%            3.69%              1.88%+         1.19%          1.83%
Net assets at end of period (000 omitted)             $251,192         $166,519           $213,635       $155,274       $125,439

  + Annualized.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income                               $ 0.04           $ 0.04             $ 0.01         $ 0.01         $ 0.02
    Ratios (to average net assets):
      Expenses                                           2.02%            2.03%              2.04%+         2.10%          2.32%
      Net investment income                              3.48%            3.59%              1.78%+         1.09%          1.73%

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Year Ended
                                                   Year Ended November 30,                                                August 31,
                                                   ----------------------------------------------------------------     ------------
                                                      1991          1990          1989          1988         1987**        1996***
----------------------------------------------------------------------------------------------------------------------------------
                                                   Class B                                                                 Class C
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00          $ 1.00
                                                    ------        ------        ------        ------        ------          ------
Net investment income(S)                            $ 0.04        $ 0.06        $ 0.07        $ 0.06        $ 0.04          $ 0.01
Less distributions declared
 to shareholders from net
 investment income                                   (0.04)        (0.06)        (0.07)        (0.06)        (0.04)          (0.01)
                                                    ------        ------        ------        ------        ------          ------
Net asset value - end of period                     $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00          $ 1.00
                                                    ======        ======        ======        ======        ======          ======
Total return                                         4.56%         6.12%         7.34%         5.85%         4.42%+          3.67%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         2.04%         2.23%         2.24%         2.06%         2.06%+          1.79%+
  Net investment income                              4.53%         6.06%         7.10%         5.59%         5.59%+          3.60%+
Net assets at end of period (000 omitted)         $161,040      $203,314      $146,885      $139,518       $83,845          $6,642

  + Annualized.
 ** For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
*** For the period from the commencement of offering of Class C shares, April 1, 1996 to August 31, 1996.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income                           $ 0.04        --            --            --            --              $ 0.01
    Ratios (to average net assets):
      Expenses                                       2.13%        --            --            --            --               1.89%+
      Net investment income                          4.44%        --            --            --            --               3.50%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,313 for the year ended August 31, 1996.

Distributor - The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments of up to 0.25% of the per annum service fee will commence under the distribution plan when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Trust may determine.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares and retains the distribution fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,810 and $6 for Class B and Class C shares, respectively, for the year ended August 31, 1996. Fees incurred under the distribution plans during the year ended August 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1996 were $793,596 and $2,440 for Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $3,636,576,943 and $3,606,462,619, respectively.

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares at net asset value of $1.00 per share, were as follows:

Class A Shares
                                                 Year Ended        Year Ended
                                            August 31, 1996   August 31, 1995
-----------------------------------------------------------------------------
Shares sold                                     245,119,340        21,839,588
Shares issued to shareholders in
 reinvestment of distributions                      783,890           211,125
Shares reacquired                              (218,883,250)      (13,354,949)
                                               ------------       -----------
  Net increase                                   27,019,980         8,695,764
                                               ============       ===========

Class B Shares
                                                 Year Ended        Year Ended
                                            August 31, 1996   August 31, 1995
-----------------------------------------------------------------------------
Shares sold                                   1,241,524,357       814,926,201
Shares issued to shareholders in
reinvestment of distributions                     5,508,091         6,141,721
Shares reacquired                            (1,162,359,397)     (868,183,399)
                                             --------------      ------------
  Net increase (decrease)                        84,673,051       (47,115,477)
                                               ============       ===========

Class C Shares
                                                 Year Ended
                                            August 31, 1996*
-----------------------------------------------------------------------------
Shares sold                                      24,326,904
Shares issued to shareholders in
reinvestment of distributions                        47,156
Shares reacquired                               (17,732,038)
                                                -----------
  Net increase                                    6,642,022
                                                ===========

*For the period from the commencement of offering of Class C shares, April 1, 1996 to August 31, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1996 was $2,736.

INDEPENDENT AUDITOR REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Cash Reserve Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series constituting MFS Series Trust I) as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for the years ended August 31, 1996 and 1995, the nine months ended August 31, 1994 and for each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 4, 1996







                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) CASH RESERVE FUND

TRUSTEES                                                    ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President                  James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor;                      CUSTODIAN
Former Chairman and Director (until 1991),                  State Street Bank & Trust Company
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                      AUDITOR
Cambridge Trust Company                                     Deloitte & Touche LLP

Marshall N. Cohan - Private Investor                        INVESTOR INFORMATION
                                                            For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac                   call toll free: 1-800-637-4458 anytime from
Surgery, Brigham and Women's Hospital;                      a touch-tone telephone.
Professor of Surgery, Harvard Medical School                For information on MFS mutual funds,
                                                            call your financial adviser or, for an
The Hon. Sir J. David Gibbons, KBE - Chief                  information kit, call toll free:
Executive Officer, Edmund Gibbons Ltd.;                     1-800-637-2929 any business day from
Chairman, Bank of N.T. Butterfield & Son Ltd.               9 a.m. to 5 p.m. Eastern time (or leave
                                                            a message anytime).
Abby M. O'Neill - Private Investor;
Director, Rockefeller Financial Services, Inc.              INVESTOR SERVICE
(investment advisers)                                       MFS Service Center, Inc.
                                                            P.O. Box 2281
Walter E. Robb, III - President and Treasurer,              Boston, MA 02107-9906
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting Group,        For general information, call toll free:
Inc. (office services); Trustee, Landmark Funds (mutual     1-800-225-2606 any business day from
funds)                                                      8 a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive                         For service to speech- or hearing-impaired,
Vice President, Director and Secretary,                     call toll free: 1-800-637-6576 any business
Massachusetts Financial Services Company                    day from 9 a.m. to 5 p.m. Eastern time.
                                                            (To use this service, your phone must be equipped
Jeffrey L. Shames* - President and Director,                with a Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
                                                            For share prices, account balances, and
J. Dale Sherratt - President,                               exchanges, call toll free: 1-800-MFS-TALK
Insight Resources, Inc.                                     (1-800-637-8255) anytime from a touch-tone telephone.
(acquisition planning specialists)
                                                            WEB SITE
Ward Smith  - Former Chairman (until 1994),                 http://www.mfs.com
NACCO Industries; Director, Sundstrand
Corporation
                                                            ------------------------------------------------------
INVESTMENT ADVISER
Massachusetts Financial Services Company                                               TOP RATED SERVICE
500 Boylston Street                                                       For the second year in a row, MFS earned
Boston, MA 02116-3741                                       [DALBAR         a #1 ranking in DALBAR, Inc.'s
                                                             LOGO]          Broker/Dealer Survey, Main Office
DISTRIBUTOR                                                                Operations Service Quality category.
MFS Fund Distributors, Inc.                                               The firm achieved a 3.49 overall
500 Boylston Street                                         score - on a scale of 1 to 4 - in the 1995 survey. A
Boston, MA 02116-3741                                       total of 71 firms responded, offering input on the
                                                            quality of service they receive from 36 mutual fund
FUND MANAGER                                                companies nationwide. The survey contained questions
Geoffrey L. Kurinsky*                                       about service quality in 17 categories, including
                                                            "knowledge of phone service contacts," "accuracy of
TREASURER                                                   transaction  processing," and "overall ease of doing
W. Thomas London*                                           business with the firm." The 1996 survey results were
                                                            not available at the time of this printing.
ASSISTANT TREASURER
James O. Yost*                                              -------------------------------------------------------

SECRETARY
Stephen E. Cavan*

*Affiliated with the Investment Adviser

                                                             -------------
MFS(R) CASH                    [DALBAR LOGO: #1              BULK RATE
RESERVE FUND                    TOP RATED SERVICE]           U.S. POSTAGE
                                                             PAID
500 Boylston Street                                          PERMIT #55638
Boston, MA 02116                                             BOSTON, MA
                                                             -------------



[LOGO: M F S(SM)
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)]


(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                      MCR-2 10/96 27M 01/201/301